SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K



                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):
                         January 3, 1997



                   CONTINENTAL AIRLINES, INC.
     (Exact name of registrant as specified in its charter)



   Delaware                0-09781                 74-2099724
(State or other          (Commission             (IRS Employer
jurisdiction of          File Number)          Identification No.)
incorporation)



2929 Allen Parkway, Suite 2010, Houston, Texas            77019
  (Address of principal executive offices)             (Zip Code)


                         (713) 834-2950
      (Registrant's telephone number, including area code)

Item 5.  Other Events.

On January 3, 1997, the U.S. Supreme Court denied the petition for a writ of certiorari that had been filed by the trustees of a collateral pool in connection with litigation stemming from the Company's 1993 bankruptcy reorganization. The Court's action terminates in favor of Continental this previously disclosed litigation, which is styled Bank of New York, as Collateral Trustee, New Jersey National Bank, Harris Trust and Savings Bank, and Boatmen's First National Bank of Oklahoma, as First, Second and Third Series Trustees, respectively, v. Continental Airlines, Inc.

                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONTINENTAL AIRLINES, INC.



                                   By /s/ Lawrence W. Kellner
                                      Lawrence W. Kellner
                                      Executive Vice President and
                                        Chief Financial Officer

January 6, 1997